Exhibit 99.1

EXL appoints Bhupender Singh as President and Head of International Growth Markets

NEW YORK, May 12, 2026 – EXL [NASDAQ: EXLS], a global data and AI company, announced the appointment of Bhupender Singh as president and head of international growth markets. He will report to Rohit Kapoor, chairman and chief executive officer of EXL and will be an executive committee member.

In this role, Singh will serve as the head of international growth markets for EXL and take the lead in accelerating growth for the EMEA and APAC regions. He will be responsible for architecting go-to-market strategies for diverse economies, uniting cross-cultural teams under a single high-performance banner and establishing EXL as the premier data and AI partner in these markets.

“Bhupender is a proven leader with a rare combination of scale, strategic vision and operational excellence,” said Kapoor. “He has led large organizations with billions in revenue across complex markets, consistently delivering industry-leading performance. As EXL continues to rapidly grow and expand its leadership position in data and AI, Bhupender’s deep international expertise and track record of transformative results will be a tremendously valuable asset.”

“I have long been an admirer of EXL, the way it weaves together deep domain expertise, advanced analytics and AI to drive meaningful business outcomes for its clients,” said Singh. “EXL is at an inflection point, with the capabilities, the talent and the momentum to become a leader in data and AI across international markets. I am energized by that opportunity and excited to help EXL seize it.”

Bhupender brings more than 25 years of senior leadership experience across global technology-enabled services. Most recently, he was the president and Co-CEO of Teleperformance SE (Euronext: TEP) a leader in global business services. During his six-year tenure, he oversaw a business that spanned 93 countries, served over 2,000 corporate clients, and helped deliver revenues exceeding €10 billion. Prior to Teleperformance, Bhupender was the CEO of Intelenet Global Services, a business process management company where he helped deliver 60%+ organic revenue growth and more than double EBITDA.

Singh holds an MBA from the Indian Institute of Management Ahmedabad and a Bachelor of Technology from the Indian Institute of Technology Mumbai.

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About EXL

EXL (NASDAQ: EXLS) is a global data and AI company that offers services and solutions to reinvent client business models, drive better outcomes and unlock growth with speed. EXL harnesses the power of data, AI, and deep industry knowledge to transform businesses, including the world's leading corporations in industries including insurance, healthcare, banking and capital markets, retail, communications and media, and energy and infrastructure, among others. EXL was founded in 1999 with the core values of innovation, collaboration, excellence, integrity and respect. We are headquartered in New York and have approximately 67,000 employees spanning six continents. For more information, visit www.exlservice.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. You should not place undue reliance on those statements because they are subject to numerous uncertainties and factors relating to EXL's operations and business environment, all of which are difficult to predict and many of which are beyond EXL’s control. Forward-looking statements include information concerning EXL’s possible or assumed future results of operations, including descriptions of its business strategy. These statements may include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are based on assumptions that we have made in light of management's experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. You should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions. Although EXL believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect EXL’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors, which include our ability to maintain and grow client demand, risks related to the use of AI technology, impact on client demands by our selling cycles, our ability to hire and retain sufficiently trained employees, our ability to accurately estimate and/or manage costs, and risks related to the international nature of our business, are discussed in more detail in EXL’s filings with the Securities and Exchange Commission, including EXL’s Annual Report on Form 10-K. You should keep in mind that any forward-looking statement made herein, or elsewhere, speaks only as of the date on which it is made. New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect EXL. EXL has no obligation to update any forward-looking statements after the date hereof, except as required by federal securities laws.

Media Contact

Keith Little

media.relations@exlservice.com